UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-2183

Babson Capital Corporate Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President and Secretary
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code:        413-226-1000

Date of fiscal year end:       12/31

Date of reporting period:       12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Corporate Investors
2011 Annual Report

BABSON CAPITAL CORPORATE INVESTORS
c / o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

MCI Listed NYSE

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of Babson Capital Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Sean Feeley
Vice President

James M. Roy
Vice President & Chief Financial Officer

Christopher A. DeFrancis
Vice President & Secretary

babson capital corporate investors

Babson Capital Corporate Investors is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange.

investment objective & policy

Babson Capital Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 27, 2012 at 1:00 P.M. in Springfield, Massachusetts.

Babson Capital Corporate Investors

PORTFOLIO COMPOSITION AS OF 12/31/11*

Public Equity 0.1%
Public High Yield Debt 7.5%
Cash & Short Term Investments 3.9%
Private / Restricted Equity 16.9%
Private / 144A High Yield Debt 71.6%

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
60
50
40
30
20
10
0
-10
-20
-30
-40
5.91
2.49
5.28
4.80
-20.48
-1.41
22.61
47.25
28.97
22.76
18.33
11.13
20.04
4.56
2.74
18.06
18.37
11.85
8.72
-1.57
1.87
-10.34
-33.79
-26.16
12.64
27.17
58.21
19.81
26.86
15.13
12.00
-4.17
4.98
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Babson Capital Corporate Investors
Russell 2000 Index
Barclays Capital U.S. Corporate High Yield Index

*
Data for Babson Capital Corporate Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

2011 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2011.

As I am sure you have noticed, in December, we changed the name of the Trust from MassMutual Corporate Investors to Babson Capital Corporate Investors. The name change was made to clarify the Trust's relationship with the Trust's investment adviser, Babson Capital. Babson Capital, and its predecessors, has been the investment adviser for the Trust since the Trust's inception in 1971, and will continue in this capacity. Other than the name of the Trust, nothing else has changed — the Trust's investment objectives, philosophies and policies are unchanged; even the Trust's New York Stock Exchange trading symbol, "MCI", is unchanged.

PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2011 was 12.0%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $241,943,534, or $12.69 per share, as of December 31, 2011. This compares to $237,584,875, or $12.56 per share, as of December 31, 2010. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2011, up 11.1% from the $0.27 per share quarterly dividend in 2010. In addition, the Trust declared a special year-end dividend of $0.15 per share, paid in January 2012 to shareholders of record on December 30, 2011, bringing total dividends for the year to $1.35 per share. This represents a 25% increase over the $1.08 per share of total dividends paid in 2010. Net investment income for the year was $1.29 per share, including approximately $0.12 per share of non-recurring income, representing a 14.2% increase over 2010 net investment income of $1.13 per share, which also included approximately $0.05 per share of non-recurring income.

Investors continued to take note of the Trust's strong performance in 2011 as the Trust's stock price increased 17.7% during the year, from $15.28 as of December 31, 2010 to $17.99 as of December 31, 2011. This increase is on top of the 21.8% price appreciation that the Trust's stock price enjoyed in 2010. The Trust's stock price of $17.99 as of December 31, 2011 equates to a 41.8% premium over the December 31, 2011 net asset value per share of $12.69. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 11.4%, 12.9% and 10.8%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5, 10 and 25 years ended December 31, 2011 are provided for comparison purposes only.

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Russell 2000 Index
1 Year	12.00%	4.98%	-4.17%
3 Years	14.76%	24.12%	15.63%
5 Years	8.06%	7.54%	0.15%
10 Years	12.66%	8.85%	5.62%
25 Years	12.82%	8.47%	8.67%

Past performance is no guarantee of future results.

Babson Capital Corporate Investors

PORTFOLIO ACTIVITY

New investment activity for the Trust was very sporadic once again in 2011. In the first three quarters of the year, the Trust completed six new private placement investments. In the fourth quarter, the Trust completed seven new investments. For the full year 2011, the Trust closed 13 new private placement investments and seven add-on investments in existing portfolio companies. Total private placement investments purchased in 2011 were $36,603,116. Although our investment activity in 2011 was off the near-record pace of 2010, when the Trust closed 19 new private placement transactions and eight add-on investments aggregating $56,077,054, we were pleased with both the quantity and quality of our 2011 investments. Leverage multiples remained reasonable overall during 2011, and pricing and return expectations on our new investments were stable throughout the year, after several years of declines. All in all, market conditions in 2011 continued to be favorable for new investment activity.

New private placement investments completed during 2011 were Arch Global Precision LLC; CHG Alternative Education Holding Company; DPC Holdings LLC; Handi Quilter Holding Company; Ideal Tridon Holdings, Inc.; K & N Parent, Inc.; LPC Holding Company; Marshall Physicians Services LLC; Merex Holding Corporation; NT Holding Company; SouthernCare Holdings, Inc.; Strata/WLA Holding Corporation and WP Supply Holding Corporation. In addition, the Trust added to existing private placement investments in Advanced Technologies Holdings; K N B Holdings Corporation; K W P I Holdings Corporation; MBWS Ultimate Holdco, Inc.; NetShape Technologies, Inc.; NT Holding Company; and TruStile Doors, Inc. A brief description of these investments can be found in the Consolidated Schedule of Investments.

The condition of the Trust's existing portfolio continued to improve during 2011. Sales and earnings for the Trust's portfolio as a whole continued their upward momentum — we now have seen 22 consecutive months of increases in the average sales and EBITDA of our portfolio companies since hitting trough levels in late 2009. During the year, a number of our portfolio companies resumed paying cash interest on their debt obligations to the Trust due to their improved operating performance and liquidity position. Patience and, in many cases, additional equity support from the sponsor groups, sometimes coupled with the temporary deferral of interest on our debt obligations, have proven to be the right approach to helping these companies rebound.

We had eight companies exit from the Trust's portfolio during 2011. In six of these exits, the Trust realized a significant positive return on its investment. These investments were Davis Standard LLC; KHOF Holdings, Inc.; Justrite Manufacturing Acquisition Company; Momentum Holding Company; Nesco Holding Corporation; and Total E & S Inc. We also realized on our investments in Navis Global and Telecorps Holdings, Inc., both of which were underperforming investments. In addition, we had a number of companies who took advantage of lower interest rates and improved operating performance to refinance and repay their debt obligations to the Trust.

OUTLOOK FOR 2012

We enter 2012 with a solid backlog of new investment opportunities. We also expect that leverage multiples and expected returns on new investments will continue to be stable during the year. We have a significant number of portfolio companies that are in various stages of a sale process. One exit has already closed in January — Savage Sports Holding, Inc. was sold for a nice gain near the end of the month, and we expect that realization activity will be very strong in 2012. Strong realization and refinancing activity is a double-edged sword, however, as that could result in a loss of income-producing investments. We have been fortunate that our new investment activity in recent years has been strong and has had a positive impact on net investment income. We will need to maintain a robust level of new investment activity in the face of expected high levels of realization and refinancing activity.

2011 Annual Report

The Trust weathered the difficult markets of 2008 and early 2009 well, and was able to maintain its dividend level. With improving market conditions in 2010 and 2011, the Trust was able to increase its dividend by 25% in 2011 over the prior year. Despite the unsettled global economic conditions and other challenges, we are optimistic heading into 2012. Regardless of the market environment, however, the Trust will continue to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital's seasoned investment-management team, positions the Trust well to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of Babson Capital Corporate Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Springfield on April 27, 2012.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2011 Dividends	Record Date	Net Investment Income	Short-Term Gains	Tax Effect	Long-Term Gains
Regular	4/25/2011	0.3000	-		-
	8/1/2011	0.3000	-		-
	10/31/2011	0.3000	-		-
	12/30/2011	0.3000	-		-
Special	12/30/2011	0.1402	0.0098		-
		$1.3402	$ 0.0098	$ 1.3500	0.0000

The following table summarizes the tax effects of the relation of capital gains for 2011:

	Amount Per Share	Form 2439
2011 Gains Retained	0.0550	Line 1a
Long-Term Gains Retained	0.0550
Taxes Paid	0.0193	Line 2 *
Basis Adjustment	0.0357	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual dividend	Qualified for dividend Received deduction***		Qualified dividends****		Interest earned on U.S. Gov't. Obligations
Amount Per share	Percent	Amount Per share	Percent	Amount Per share	Percent	Amount Per share
$1.35	3.3339%	0.0449	2.6859%	0.0362	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2011

Babson Capital Corporate Investors

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Financial Report

Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statement of Cash Flows	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Selected Financial Highlights	12
Consolidated Schedule of Investments	13-43
Notes to Consolidated Financial Statements	44-48
Report of Independent Registered Public Accounting Firm	49
Interested Trustees	50-51
Independent Trustees	52-54
Officers of the Trust	55

Babson Capital Corporate Investors

consolidated statement of assets and liabilities
December 31, 2011

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $254,260,292 )	$237,305,760
Corporate restricted securities at market value
(Cost - $10,147,208)	10,173,888
Corporate public securities at market value
(Cost - $21,434,959)	21,311,676
Short-term securities at amortized cost	4,256,892
Total investments (Cost - $290,099,351)	273,048,216
Cash	6,800,835
Interest receivable	2,673,836
Other assets	174,893

Total assets	282,697,780

Liabilities:
Note payable	30,000,000
Dividend payable	8,581,595
Deferred tax liability	993,735
Investment advisory fee payable	756,074
Interest payable	202,105
Accrued expenses	220,737

Total liabilities	40,754,246

Total net assets	$241,943,534

Net Assets:
Common shares, par value $1.00 per share	$19,070,210
Additional paid-in capital	108,221,597
Retained net realized gain on investments, prior years	127,807,139
Undistributed net investment income	2,871,012
Accumulated net realized gain on investments	2,018,446
Net unrealized depreciation of investments	(18,044,870)

Total net assets	$241,943,534

Common shares issued and outstanding (23,663,744 authorized)	19,070,210

Net asset value per share	$12.69

See Notes to Consolidated Financial Statements

2011 Annual Report

consolidated statement of operations
For the year ended December 31, 2011

Investment Income:
Interest	$29,409,659
Dividends	455,983
Other	135,500

Total investment income	30,001,142

Expenses:
Investment advisory fees	3,100,620
Interest	1,584,000
Trustees’ fees and expenses	370,100
Professional fees	268,107
Reports to shareholders	110,000
Transfer agent	54,000
Custodian fees	38,000
Other	59,089

Total expenses	5,583,916

Investment income - net	24,417,226

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	1,235,896
Income tax expense	(387,518)
Net realized gain on investments after taxes	848,378
Net change in unrealized depreciation of investments before taxes	2,865,226
Net change in deferred income tax expense	(523,816)
Net change in unrealized depreciation of investments after taxes	2,341,410

Net gain on investments	3,189,788

Net increase in net assets resulting from operations	$27,607,014

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

consolidated statement of cash flows
For the year ended December 31, 2011

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$19,805,038
Purchases of portfolio securities	(72,741,350)
Proceeds from disposition of portfolio securities	57,384,745
Interest, dividends and other income received	23,754,371
Interest expense paid	(1,584,000)
Operating expenses paid	(4,004,252)
Income taxes paid	(818,159)

Net cash provided by operating activities	21,796,393

Cash flows from financing activities:
Cash dividends paid from net investment income	(22,199,952)
Receipts for shares issued on reinvestment of dividends	2,426,607

Net cash used for financing activities	(19,773,345)

Net increase in cash	2,023,048
Cash - beginning of year	4,777,787
Cash - end of year	$6,800,835

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$27,607,014
Increase in investments	(5,710,823)
Increase in interest receivable	(13,744)
Increase in other assets	(174,893)
Increase in deferred tax liability	523,816
Increase in investment advisory fee payable	14,314
Increase in accrued expenses	55,542
Decrease in accrued taxes payable	(430,641)
Decrease in other payables	(74,192)
Total adjustments to net assets from operations	(5,810,621)
Net cash provided by operating activities	$21,796,393

See Notes to Consolidated Financial Statements

2011 Annual Report

consolidated statements of changes in net assets
For the years ended December 31, 2011 and 2010

	2011	2010
Increase in net assets:

Operations:
Investment income - net	$24,417,226	$21,400,927
Net realized gain on investments after taxes	848,378	2,276,849
Net change in unrealized depreciation of investments after taxes	2,341,410	17,531,731
Net increase in net assets resulting from operations	27,607,014	41,209,507

Increase from common shares issued on reinvestment of dividends
Common shares issued (2011 - 156,934; 2010 - 178,044)	2,426,607	2,296,374

Dividends to shareholders from:
Net investment income (2011 - $1.34 per share; 2010 - $1.08 per share)	(25,488,812)	(20,357,960)
Net realized gains (2011 - $0.01 per share; 2010 - $0.00 per share)	(186,150)	-
Total increase in net assets	4,358,659	23,147,921

Net assets, beginning of year	237,584,875	214,436,954

Net assets, end of year (including undistributed net investment
income of $2,871,012 and $3,451,526 respectively)	$241,943,534	$237,584,875

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

consolidated selected financial highlights
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2011 (a)	2010 (a)	2009 (a)	2008 (a)	2007 (a)
Net asset value:
Beginning of year	$12.56	$11.45	$11.17	$13.60	$13.76
Net investment income (b)	1.29	1.13	1.03	1.16	1.28
Net realized and unrealized
gain (loss) on investments	0.17	1.06	0.33	(2.51)	(0.17)
Total from investment operations	1.46	2.19	1.36	(1.35)	1.11
Dividends from net investment
income to common shareholders	(1.34)	(1.08)	(1.08)	(1.08)	(1.29)
Dividends from net realized gain
on investments to common shareholders	(0.01)	-	-	-	-
Increase from dividends reinvested	0.02	0.00 (c)	0.00 (c)	0.00 (c)	0.02
Total dividends	(1.33)	(1.08)	(1.08)	(1.08)	(1.27)
Net asset value: End of year	$12.69	$12.56	$11.45	$11.17	$13.60
Per share market value:
End of year	$17.99	$15.28	$12.55	$9.63	$15.10
Total investment return
Net asset value (d)	12.00%	19.81%	12.64%	(10.34%)	8.72%
Market value (d)	27.92%	31.73%	39.89%	(30.44%)	(8.78%)
Net assets (in millions):
End of year	$241.94	$237.58	$214.44	$208.14	$251.16
Ratio of operating expenses
to average net assets	1.62%	1.60%	1.58%	1.49%	1.55%
Ratio of interest expense
to average net assets	0.64%	0.70%	0.75%	0.67%	0.59%
Ratio of income tax expense
to average net assets (e)	0.16%	0.27%	0.00%	0.00%	0.35%
Ratio of total expenses to
average net assets (e)	2.42%	2.57%	2.33%	2.16%	2.49%
Ratio of net investment income
to average net assets (e)	9.91%	9.46%	9.06%	9.01%	9.17%
Portfolio turnover	21%	39%	23%	32%	44%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid are passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000
of indebtedness	$9,065	$8,919	$8,148	$7,938	$9,372

See Notes to Consolidated Financial Statements

2011 Annual Report

consolidated schedule of investments
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities - 102.29%: (A)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 98.08%

A E Company, Inc.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015	$1,251,924	*	$1,233,942	$1,288,486
13% Senior Subordinated Note due 2016	$1,413,461	11/10/09	1,295,314	1,441,730
Common Stock (B)	323,077 shs.	11/10/09	323,077	200,104
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	161,538 shs.	11/10/09	119,991	100,052
* 11/10/09 and 11/18/09.			2,972,324	3,030,372

A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015	$2,633,793	11/21/07	2,601,223	2,633,793
Limited Partnership Interest (B)	23.16% int.	11/21/07	224,795	348,891
			2,826,018	2,982,684
A S A P Industries LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015	$850,946	12/31/08	773,072	850,945
Limited Liability Company Unit Class A-2 (B)	1,276 uts.	12/31/08	140,406	489,812
Limited Liability Company Unit Class A-3 (B)	1,149 uts.	12/31/08	126,365	440,832
			1,039,843	1,781,589
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016	$2,318,182	10/09/09	2,055,987	2,341,364
Limited Liability Company Unit Class A (B)	4,128 uts.	*	405,691	582,956
Limited Liability Company Unit Class B (B)	2,782 uts.	10/09/09	273,352	392,874
* 10/09/09 and 10/27/10.			2,735,030	3,317,194

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$735,000	05/15/08	724,402	661,500
13% Senior Subordinated Note due 2015 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	661,500

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	1,031 shs.	12/27/07	$510,000	$1,127,698
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	57,435
			550,800	1,185,133

Aero Holdings, Inc.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014	$1,220,625	03/09/07	1,213,392	1,239,100
14% Senior Subordinated Note due 2015	$1,260,000	03/09/07	1,184,233	1,260,000
Common Stock (B)	262,500 shs.	03/09/07	262,500	430,887
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	66,116 shs.	03/09/07	111,527	108,528
			2,771,652	3,038,515

All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015	$1,140,317	09/26/08	1,071,951	1,140,317
Common Stock (B)	1,347 shs.	09/26/08	134,683	127,161
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	958 shs.	09/26/08	87,993	90,438
			1,294,627	1,357,916

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013	$3,187,495	*	3,123,224	3,187,495
Preferred Class A Unit (B)	3,223 uts.	**	322,300	597,810
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	271,163
Common Class B Unit (B)	30,420 uts.	01/22/04	1	141,374
Common Class D Unit (B)	6,980 uts.	09/12/06	1	32,439
* 01/22/04 and 06/09/08.			3,598,152	4,230,281
** 01/22/04 and 09/12/06.

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2014	$1,912,500	04/28/09	1,710,532	1,912,500
Preferred Stock Series B (B)	3,065 shs.	04/28/09	306,507	397,626
Common Stock (B)	1,366 shs.	04/28/09	1,366	177,218
			2,018,405	2,487,344

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$2,250,000	12/21/11	$2,190,148	$2,257,787
Limited Liability Company Unit Class B (B)	85 uts.	12/21/11	85,250	80,987
Limited Liability Company Unit Class C (B)	665 uts.	12/21/11	664,750	631,512
			2,940,148	2,970,286

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
8% Senior Subordinated Note due 2014 (D)	$1,990,935	05/18/05	1,823,261	1,294,108
Preferred Stock (B)	63 shs.	10/16/09	62,756	-
Common Stock (B)	497 shs.	05/18/05	497,340	-
Warrant, exercisable until 2012, to purchase
common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	-
			2,495,485	1,294,108

Associated Diversified Services
A provider of routine maintenance and repair services primarily to electric utility companies predominantly on electric power distribution lines.
10% Senior Secured Term Note due 2016 (C)	$750,857	09/30/10	735,103	774,842
13% Senior Subordinated Note due 2017	$853,714	09/30/10	771,783	862,251
Limited Liability Company Unit Class B (B)	92,571 uts.	09/30/10	92,571	96,802
Limited Liability Company Unit Class B (B)	70,765 uts.	09/30/10	70,765	73,999
			1,670,222	1,807,894

Barcodes Group, Inc.
A distributor and reseller of automatic identification and data capture equipment, including mobile computers, scanners, point-of-sale systems, labels, and accessories.
13.5% Senior Subordinated Note due 2016	$1,940,399	07/27/10	1,860,277	1,979,207
Preferred Stock (B)	39 shs.	07/27/10	394,487	394,500
Common Stock Class A (B)	131 shs.	07/27/10	1,310	223,431
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	23 shs.	07/27/10	227	38,750
			2,256,301	2,635,888

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$2,281,593	06/30/06	2,221,917	1,140,796
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	-
Common Stock (B)	1 sh.	06/30/06	286	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	-
			2,582,426	1,140,796

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$469,295	08/07/08	$464,510	$469,295
12.5% Senior Subordinated Note due 2015	$750,872	08/07/08	704,680	750,872
Common Stock (B)	73,256 shs.	08/07/08	73,256	63,873
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	57,600 shs.	08/07/08	57,689	50,223
			1,300,135	1,334,263

Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,190,167
*12/30/97 and 05/29/99.

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$2,168,482	01/19/11	2,051,545	2,182,737
Common Stock (B)	1,125 shs.	01/19/11	112,500	102,496
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	80,569
			2,251,795	2,365,802

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015	$2,400,000	12/02/08	2,282,216	2,400,000
Preferred Stock (B)	277 shs.	12/02/08	276,900	329,906
			2,559,116	2,729,906

Coeur, Inc.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016	$1,214,286	10/10/08	1,131,083	1,214,286
Common Stock (B)	607 shs.	10/10/08	60,714	33,302
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	934 shs.	10/10/08	91,071	51,235
			1,282,868	1,298,823

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)	$1,456,429	01/12/07	1,358,675	1,310,786
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	19,320
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	13,975
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	157,043
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	258
			1,627,594	1,501,382

2011 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	17,152 shs.	07/05/07	$700,392	$1,588,332
Preferred Stock Series C (B)	8,986 shs.	07/05/07	300,168	832,074
Common Stock (B)	718 shs.	07/05/07	7	-
Limited Partnership Interest (B)	12.64% int.	*	189,586	-
*08/12/04 and 01/14/05.			1,190,153	2,420,406

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
14.5% Senior Subordinated Note due 2016	$2,627,064	08/04/05	2,627,064	2,627,064
Warrant, exercisable until 2013, to purchase
common stock at $.001 per share (B)	20 shs.	08/04/05	137,166	558,947
			2,764,230	3,186,011

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$2,295,000	08/21/08	2,138,979	2,202,311
Common Stock (B)	255,000 shs.	08/21/08	255,000	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	-
			2,588,805	2,202,311

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016	$2,182,212	10/27/09	1,952,516	2,143,635
Preferred Stock PIK (B)	296 shs.	10/27/09	295,550	97,529
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	71,258
Common Stock (B)	72 shs.	10/27/09	72,238	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	-
			2,566,064	2,312,422

DPC Holdings LLC
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2017	$2,677,037	10/21/11	2,624,854	2,682,298
Limited Liability Company Unit Class A (B)	33,333 uts.	10/21/11	333,333	316,663
			2,958,187	2,998,961

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013	$270,000	11/01/06	$268,651	$271,526
13% Senior Subordinated Note due 2014	$855,000	11/01/06	807,726	855,000
Common Stock (B)	180,000 shs.	11/01/06	180,000	61,387
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	56,514 shs.	11/01/06	78,160	19,274
			1,334,537	1,207,187

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015	$2,403,631	01/08/08	2,374,423	2,403,631
Common Stock (B)	660 shs.	01/08/08	329,990	294,728
			2,704,413	2,698,359

E X C Acquisition Corporation
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	22 shs.	06/28/04	77,208	81,330

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$2,850,000	02/01/10	2,525,767	2,725,287
Common Stock (B)	150 shs.	02/01/10	150,000	128,683
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	306,824
			2,997,067	3,160,794

F C X Holdings Corporation
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015	$2,327,428	10/06/08	2,299,994	2,327,428
Preferred Stock Series A (B)	441 shs.	*	44,100	57,828
Preferred Stock Series B (B)	4,341 shs.	10/06/08	434,074	569,231
Common Stock (B)	3,069 shs.	10/06/08	3,069	53,090
* 12/30/10 and 07/01/11.			2,781,237	3,007,577

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
16% Senior Subordinated Note due 2017	$2,599,570	09/27/10	2,555,543	2,651,561
Limited Liability Company Units Preferred (B)	512 uts.	09/27/10	460,976	499,856
Limited Liability Company Units (B)	512 uts.	09/27/10	51,220	179,497
			3,067,739	3,330,914

2011 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

14.25% Senior Subordinated Note due 2016	$2,653,850	12/15/10	$2,587,974	$2,706,927
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	627,349
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	78,650
			3,032,199	3,412,926

F H Equity LLC
A designer and manufacturer of a full line of automatic transmission filters and filtration systems for passenger vehicles.
14% Senior Subordinated Note due 2017	$3,063,159	12/20/10	2,949,674	3,117,990
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	93,903
			3,045,730	3,211,893

Flutes, Inc.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)	$918,385	04/13/06	908,339	459,192
14% Senior Subordinated Note due 2013 (D)	$555,059	04/13/06	509,089	-
			1,417,428	459,192

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
12.5% Senior Subordinated Note due 2017	$3,000,000	10/19/10	2,821,517	3,060,000
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	60,560
			2,962,392	3,120,560

Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015 (D)	$1,912,500	11/01/07	1,772,199	-
14% PIK Note due 2015 (D)	$472,711	12/31/08	411,209	-
8% Series A Convertible Preferred Stock, convertible into
common shares (B)	287,658 shs.	11/01/07	146,658	-
			2,330,066	-

H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2014 (D)	$685,100	10/15/09	512,231	342,550
Preferred Stock (B)	40 shs.	*	40,476	-
Preferred Stock Series B (B)	2,055 shs.	10/15/09	1,536,694	-
Common Stock (B)	340 shs.	02/10/06	340,000	-
Common Stock Class C (B)	560 shs.	10/15/09	-	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	126 shs.	02/10/06	116,875	-
* 09/18/07 and 06/27/08.			2,546,276	342,550

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 2017	$1,384,615	11/14/11	$1,281,639	$1,395,044
Common Stock (B)	115 shs.	11/14/11	115,385	109,621
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	83 shs.	11/14/11	76,788	1
			1,473,812	1,504,666

Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	63 shs.	*	62,742	117,200
Warrant, exercisable until 2012, to purchase
common stock at $.02 per share (B)	200 shs.	*	199,501	372,672
* 06/30/04 and 08/19/04.			262,243	489,872

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$2,673,225	08/19/08	2,548,893	2,539,564
Common Stock (B)	474 shs.	08/19/08	474,419	18,120
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	4,683
			3,137,085	2,562,367

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
13.5% Senior Subordinated Note due 2018	$2,728,810	10/27/11	2,675,259	2,738,541
Common Stock (B)	279 shs.	10/27/11	278,561	264,632
			2,953,820	3,003,173

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	420,257

2011 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

International Offshore Services LLC
A leading provider of marine transportation services, platform decommissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017 (D)	$2,550,000	07/07/09	$2,335,431	$1,275,000
Limited Liability Company Unit (B)	3,112 uts.	07/07/09	186,684	-
			2,522,115	1,275,000

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
12.5% Senior Subordinated Note due 2017	$2,500,000	12/20/10	2,165,279	2,265,742
Preferred Stock A (B)	495 shs.	12/20/10	495,000	-
Preferred Stock B (B)	0.17 shs.	12/20/10	-	-
Common Stock (B)	100 shs.	12/20/10	5,000	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	36 shs.	12/20/10	316,931	-
			2,982,210	2,265,742

Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	90 uts.	09/21/10	848,275	48,185

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2017	$2,608,696	12/23/11	2,556,631	2,622,549
Preferred Stock Series A (B)	305 shs.	12/23/11	289,733	275,244
Preferred Stock Series B (B)	86 shs.	12/23/11	82,006	77,906
Common Stock (B)	391 shs.	12/23/11	19,565	14,872
			2,947,935	2,990,571

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
15% Senior Subordinated Note due 2017	$4,381,393	04/12/11	4,037,760	4,381,393
Common Stock (B)	134,210 shs.	05/25/06	134,210	48,121
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	29,529
			4,243,504	4,459,043

K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
15% Senior Subordinated Note due 2017	$2,678,219	12/10/10	2,630,451	2,682,389
Common Stock (B)	698,478 shs.	12/10/10	698,478	333,559
			3,328,929	3,015,948

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
12.75% Senior Subordinated Note due 2015	$2,459,088	07/16/08	$2,317,077	$2,336,134
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	110,000
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	73,410
Common Stock (B)	443 shs.	07/15/08	443,478	32,602
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	7,059
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	128 shs.	09/17/09	-	9,380
			2,936,490	2,568,585

K W P I Holdings Corporation
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12% Senior Subordinated Note due 2015 (D)	$3,162,920	03/14/07	2,878,056	2,530,336
Preferred Stock PIK (B)	1,499 shs.	02/07/11	579,500	434,767
Common Stock (B)	232 shs.	03/13/07	232,000	-
Warrant, exercisable until 2019, to purchase
preferred stock at $.01 per share (B)	134 shs.	07/07/09	-	-
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	167 shs.	03/14/07	162,260	-
			3,851,816	2,965,103

LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
13.5% Senior Subordinated Note due 2018	$2,722,302	08/15/11	2,669,925	2,781,381
Common Stock (B)	283 shs.	08/15/11	283,019	337,962
			2,952,944	3,119,343

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
13% Senior Subordinated Note due 2016	$1,261,233	09/12/08	1,194,760	1,261,233
Common Stock (B)	61 shs.	09/12/08	60,714	50,755
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	54,818
			1,321,045	1,366,806

2011 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, letter shop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014	$975,000	05/04/07	$947,220	$975,000
Limited Liability Company Unit (B)	24,109 uts.	*	314,464	398,257
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	55,752
* 05/04/07 and 01/02/08.			1,304,715	1,429,009

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 2018	$1,259,914	01/15/10	1,123,264	1,259,914
15% Senior Subordinated Note due 2018	$316,877	10/05/10	311,197	316,877
Common Stock (B)	106 shs.	10/05/10	106,200	267,655
Common Stock Class B (B)	353 shs.	01/15/10	352,941	889,513
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	01/15/10	283,738	787,214
			2,177,340	3,521,173

Marshall Physicians Services LLC
A provider of emergency department and hospital medicine services to hospitals located in the state of Kentucky. The Company was founded in 1999 and is owned by seven practicing physicians.
13% Senior Subordinated Note due 2016	$1,323,667	09/20/11	1,297,968	1,338,516
Limited Liability Company Unit Class A (B)	8,700 uts.	09/20/11	180,000	171,279
Limited Liability Company Unit Class D (B)	874 uts.	09/20/11	-	17,213
			1,477,968	1,527,008

MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$3,352,486	*	3,073,042	3,419,536
Preferred Stock Series A (B)	4,164 shs.	09/07/10	416,392	1,486,086
Common Stock (B)	487 shs.	03/01/11	48,677	173,805
Common Stock (B)	458 shs.	09/07/10	45,845	163,455
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	310 shs.	03/01/11	30,975	110,636
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	1,158 shs.	09/07/10	115,870	413,278
* 09/07/10 and 03/01/11.			3,730,801	5,766,796

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015	$1,187,116	08/29/08	$1,090,328	$1,187,116
Preferred Unit (B)	126 uts.	08/29/08	125,519	160,306
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	44,555
Common Unit Class B (B)	472 uts.	08/29/08	120,064	16,579
			1,337,179	1,408,556

MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	107 shs.	09/24/08	103,255	139,095
Limited Partnership Interest (B)	1.40% int.	09/16/08	388,983	514,892
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/24/08	33,268	55,646
			525,506	709,633

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 2018	$1,103,774	09/22/11	1,082,282	1,114,720
Limited Liability Company Unit Series B (B)	396,226 uts.	09/22/11	396,226	307,748
			1,478,508	1,422,468

MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013 (D)	$2,685,614	*	2,577,220	671,403
Common Stock (B)	450 shs.	*	450,000	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	164 shs.	*	162,974	-
* 08/12/05 and 09/11/06.			3,190,194	671,403

Milwaukee Gear Company
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014	$2,353,846	07/21/08	2,277,866	2,353,846
Preferred Stock (B)	263 shs.	07/21/08	261,830	338,707
Common Stock (B)	18 shs.	07/21/08	20,000	277,728
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	10 shs.	07/21/08	11,285	154,293
			2,570,981	3,124,574

2011 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Monessen Holding Corporation
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
15% Senior Subordinated PIK Note due 2015 (D)	$1,556,056	06/28/11	$1,034,632	$-
7% Senior Subordinated Note due 2014 (D)	$2,550,000	06/28/11	2,420,572	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	152 shs.	03/31/06	138,125	-
			3,593,329	-

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$2,771,616	11/30/10	2,724,558	2,827,048
Limited Liability Company Unit Class B-1 (B)	281,250 uts.	11/30/10	-	288,272
Limited Liability Company Unit Class B-2 (B)	25,504 uts.	11/30/10	-	26,141
			2,724,558	3,141,461

NABCO, Inc.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014 (D)	$625,000	02/24/06	578,174	156,250
Limited Liability Company Unit (B)	825 uts.	*	825,410	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	129 shs.	02/24/06	37,188	-
* 02/24/06 and 06/22/07.			1,440,772	156,250

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2014	$1,880,761	02/02/07	1,698,345	1,316,532
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	-
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	-
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	-
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	-
* 12/18/08 and 09/30/09.			3,120,028	1,316,532

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,863	273,479

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
12.5% Senior Subordinated Note due 2016	$1,448,276	11/05/10	$1,328,291	$1,466,131
Limited Liability Company Unit Series B (B)	51,724 uts.	11/05/10	51,724	55,609
Limited Liability Company Unit Series B (B)	104,792 uts.	11/05/10	104,792	112,664
Limited Liability Company Unit Series F (B)	156,516 uts.	11/05/10	-	160,430
			1,484,807	1,794,834

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016	$2,818,421	*	2,386,304	2,799,166
Limited Partnership Interest (B)	3,287 uts.	*	328,679	98,147
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	146,921
* 07/09/09 and 08/09/10.			3,206,999	3,044,234

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
12% Senior Subordinated Note due 2019	$2,649,351	02/02/11	2,451,728	2,691,068
Common Stock (B)	377 shs.	*	377,399	383,462
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	176 shs.	02/02/11	158,961	179,091
*02/02/11 and 06/30/11.			2,988,088	3,253,621

Nyloncraft, Inc.
A supplier of engineered plastic components for the automotive industry.
Convertible Preferred Stock A (B)	1,000 shs.	01/28/02	961,637	1,693,510
Common Stock (B)	312,500 shs.	01/28/02	312,500	427,376
Warrant, exercisable until 2012, to purchase
common stock at $.01 per share (B)	243,223 shs.	01/28/02	162,045	332,632
			1,436,182	2,453,518

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017	$1,333,333	06/04/10	1,230,300	1,326,182
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	99,077
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	55,711
Common Stock (B)	1,032 shs.	06/04/10	1,032	-
			1,490,770	1,480,970

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

OakRiver Technology, Inc.
Designs, engineers and assembles high precision automated process equipment for the medical device industry with a focus on defibrillators and stents.
Common Stock (B)	322,307 shs.	01/03/06	$322,307	$500,287
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	75,378 shs.	01/03/06	62,824	117,002
			385,131	617,289

Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	3,667 uts.	01/17/06	572,115	1,508,564
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	619 shs.	01/17/06	170,801	254,699
			742,916	1,763,263

P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
14% Senior Subordinated Note due 2016	$2,993,231	12/21/10	2,926,002	3,031,623
Preferred Stock Class A (B)	54 shs.	12/21/10	340,718	547,003
Common Stock (B)	54 shs.	12/21/10	25,500	-
			3,292,220	3,578,626

P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$2,763,262	12/20/10	2,715,079	2,780,626
Limited Liability Company Unit Class A (B)	99 uts.	12/20/10	318,215	239,220
Limited Liability Company Unit Class B (B)	99 uts.	12/20/10	3,214	239,220
			3,036,508	3,259,066

Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
14% Senior Subordinated Note due 2012 (D)	$1,393,591	04/27/07	1,359,161	836,155
5% Senior Subordinated Note due 2012	$79,688	07/21/10	79,688	79,842
Preferred Shares Series E (B)	79,688 uts.	07/21/10	-	-
Limited Liability Company Unit (B)	1,754,707 uts.	04/27/07	63,233	-
			1,502,082	915,997

Paradigm Packaging, Inc.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2015	$1,593,750	12/19/00	1,589,680	1,593,750
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	372 shs.	12/21/00	265,625	61,500
			1,855,305	1,655,250

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	$111,508	$-
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	-
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	-

Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013	$1,603,888	06/03/10	1,585,750	1,619,926
3% Senior Subordinated PIK Note due 2014	$2,283,699	10/02/06	2,048,838	2,283,699
Limited Liability Company Unit Class A (B)	1,384 uts.	10/02/06	510,000	155,842
Limited Liability Company Unit (B)	143 uts.	05/22/09	642	16,101
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	8,595 shs.	10/02/06	124,644	967,786
			4,269,874	5,043,354

Power Services Holding Company
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting serving the petrochemical, mining, power generation, metals, and paper industries.

12% Senior Subordinated Note due 2016	$2,372,093	02/11/08	2,233,029	2,372,093
Limited Partnership Interest (B)	23.70% int.	02/11/08	177,729	184,946
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	1,322 shs.	02/11/08	167,588	372,933
			2,578,346	2,929,972

Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016	$2,632,986	11/12/09	2,423,752	2,685,645
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	206 shs.	11/12/09	203,944	202,654
			2,627,696	2,888,299

Qualis Automotive LLC
A distributor of aftermarket automotive brake and chassis products.
Common Stock (B)	354,167 shs.	05/28/04	354,166	378,546
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	377,719 shs.	05/28/04	377,719	403,719
			731,885	782,265

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014	$2,522,067	12/15/06	$2,422,217	$2,522,067
14.5% Senior Subordinated PIK Note due 2014	$208,985	12/31/10	201,131	208,985
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	117,614
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	55,465
			3,037,641	2,904,131

R E I Delaware Holding, Inc.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016	$2,550,000	01/18/08	2,498,436	2,550,000
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6 shs.	01/18/08	31,089	341,653
			2,529,525	2,891,653

Royal Baths Manufacturing Company
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2016	$531,250	11/14/03	522,261	531,250
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	140 shs.	11/14/03	122,946	41,458
			645,207	572,708

Savage Sports Holding, Inc.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012	$1,538,793	09/10/04	1,518,106	1,538,793
Preferred Stock Series A (B)	66 shs.	05/28/10	66,185	90,997
Common Stock (B)	612 shs.	*	642,937	1,794,352
Warrant, exercisable until 2012, to purchase
common stock at $.01 per share (B)	134 shs.	09/10/04	113,578	391,767
* 09/10/04 and 10/05/07.			2,340,806	3,815,909

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.

12.5% Senior Subordinated Note due 2014 (D)	$2,185,882	01/15/09	1,560,231	-
Common Stock (B)	131 shs.	01/15/09	130,769	-
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	282 shs.	01/15/09	281,604	-
			1,972,604	-

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015	$2,223,076	*	$2,098,431	$2,223,076
Limited Liability Company Unit (B)	619 uts.	*	631,592	541,342
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	164,769	137,140
* 08/31/07 and 03/06/08.			2,894,792	2,901,558

Snacks Parent Corporation
The world’s largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2017	$2,635,351	11/12/10	2,498,759	2,610,885
Preferred Stock A (B)	3,395 shs.	11/12/10	322,495	202,000
Preferred Stock B (B)	1,575 shs.	11/12/10	149,650	93,736
Common Stock (B)	19,737 shs.	11/12/10	19,737	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	5,418 shs.	11/12/10	5,418	-
			2,996,059	2,906,621

SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
14% Senior Subordinated Note due 2018	$2,727,273	12/01/11	2,673,121	2,738,055
Common Stock (B)	2,727 shs.	12/01/11	272,727	259,065
			2,945,848	2,997,120

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 2017	$1,912,500	12/15/09	1,688,179	1,434,375
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	-
			1,915,288	1,434,375

Specialty Commodities, Inc
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016	$2,341,275	10/23/08	2,235,777	2,341,275
Common Stock (B)	30,000 shs.	10/23/08	300,000	356,006
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	11,054 shs.	10/23/08	100,650	131,176
			2,636,427	2,828,457

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Stanton Carpet Holding Company
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2015	$1,492,683	08/01/06	$1,449,288	$1,492,683
Common Stock (B)	311 shs.	08/01/06	310,976	379,926
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	104 shs.	08/01/06	93,293	126,532
			1,853,557	1,999,141

Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018	$2,806,620	07/01/11	2,753,746	2,794,980
Preferred Stock Series A (B)	228 shs.	07/01/11	228,137	146,103
			2,981,883	2,941,083

Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 shs.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$2,947,221	12/14/10	2,794,007	2,799,860
Common Stock (B)	115 shs.	12/14/10	114,504	14,980
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	14,620
			3,020,258	2,829,460

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2017	$2,659,127	09/02/08	2,529,279	2,659,127
Redeemable Preferred Stock Series A (B)	1,280 shs.	09/02/08	12,523	78,475
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	-
			2,654,495	2,737,602

T H I Acquisition, Inc.
A machine servicing company providing value-added steel services to long steel products.
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	9 shs.	01/14/08	88,054	300,140

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014 (D)	$1,162,110	*	$1,127,650	$-
6.9% Term Note due 2012 (C)	$1,357,530	05/31/11	1,357,530	1,221,777
Common Stock Class B	55 shs.	*	6,254	-
Limited Partnership Interest of Saw Mill Capital Fund V, LLC (B)	3.97% int.	**	205,558	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72 shs.	04/28/06	59,041	-
* 04/28/06 and 09/13/06.			2,756,033	1,221,777
** 03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013 (D)	$2,455,561	10/26/07	2,147,354	-
Series B Preferred Stock (B)	182 shs.	03/31/10	-	-
Common Stock (B)	515 shs.	03/31/10	414,051	-
			2,561,405	-
Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015	$1,773,006	10/31/07	1,664,982	1,790,736
Common Stock (B)	209 shs.	10/31/07	208,589	-
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	-
			1,961,178	1,790,736

Tranzonic Companies (The)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2013	$2,712,000	02/05/98	2,696,090	2,712,000
Common Stock (B)	630 shs.	02/04/98	630,000	613,559
Warrant, exercisable until 2013, to purchase common stock at $.01 per share (B)	444 shs.	02/05/98	368,832	432,413
			3,694,922	3,757,972

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2014	$2,309,541	*	$2,104,092	$2,194,064
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	-
Common Stock (B)	742 shs.	*	800,860	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	-	-
* 07/19/05 and 12/22/05.			3,306,018	2,194,064

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit	11,775 uts.	02/28/11	250,000	118,933
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	5,781 shs.	04/11/03	68,059	-
			318,059	118,933
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2016	$893,998	04/30/04	879,516	893,997
Common Stock (B)	182 shs.	04/30/04	182,200	126,405
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	230 shs.	04/30/04	211,736	159,858
			1,273,452	1,180,260
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
15% Senior Subordinated Note due 2015	$1,868,502	02/08/08	1,845,735	1,868,502
Convertible Preferred Stock (B)	887 shs.	02/08/08	886,956	573,840
			2,732,691	2,442,342
Visioneering, Inc.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013	$765,882	05/17/07	763,332	736,705
13% Senior Subordinated Note due 2014	$648,530	05/17/07	616,779	609,238
18% PIK Convertible Preferred Stock (B)	37,381 shs.	03/13/09	72,519	-
Common Stock (B)	123,529 shs.	05/17/07	123,529	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	35,006 shs.	05/17/07	55,055	-
			1,631,214	1,345,943

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2012	$191,541	10/29/09	$190,555	$183,398
5% Senior Subordinated PIK Note due 2012 (D)	$850,000	06/30/07	741,532	836,083
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	527,760
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			2,676,874	1,547,241

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014	$1,721,250	11/30/06	1,638,669	1,549,125
Common Stock (B) 191 shs.		11/30/06	191,250	10,638
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	5,311
			1,916,412	1,565,074

Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
13% Senior Subordinated Note due 2017	$3,000,000	06/08/10	2,767,066	3,045,000
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	236,110
Common Stock (B)	1,058 shs.	06/08/10	1,058	118,399
			2,979,048	3,399,509
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$2,383,562	12/16/10	2,203,105	2,431,233
Common Stock (B)	616 shs.	12/16/10	616,438	574,745
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	166 shs.	12/16/10	148,003	154,436
			2,967,546	3,160,414
Workplace Media Holding Company
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015 (D)	$1,235,800	05/14/07	1,136,081	308,950
Limited Partnership Interest (B)	23.16% int.	05/14/07	115,804	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	88 shs.	05/14/07	83,462	-
			1,335,347	308,950

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$2,560,271	11/03/11	$2,509,918	$2,550,414
Common Stock (B)	4,500 shs.	11/03/11	450,000	427,500
			2,959,918	2,977,914
Xaloy Superior Holdings, Inc.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015	$2,358,615	09/08/08	2,293,279	2,358,615
Common Stock (B)	283 shs.	09/08/08	283,333	397,261
			2,576,612	2,755,876

Total Private Placement Investments (E)			$254,260,292	$237,305,760

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

			Shares or
	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 4.21%:

Bonds - 4.17%
Arch Coal, Inc.	7.000%	06/15/19	$150,000	$150,000	$153,000
Arch Coal, Inc.	7.250	06/15/21	105,000	105,000	107,888
Audatex North America, Inc.	6.750	06/15/18	250,000	250,000	252,500
Calpine Corporation	7.500	02/15/21	750,000	771,579	802,500
Calumet Specialty Products Partners L.P.	9.375	05/01/19	750,000	696,715	720,000
Coffeyville Resources LLC	9.000	04/01/15	54,000	53,815	57,240
Community Choice Financial, Inc.	1.000	05/01/19	505,000	515,610	499,950
First Data Corporation	7.375	06/15/19	850,000	853,318	799,000
FMG Resources	7.000	11/01/15	750,000	777,966	757,500
Georgia Gulf Corporation	9.000	01/15/17	190,000	194,118	200,925
Goodrich Petroleum Corporation	8.875	03/15/19	360,000	360,000	360,000
Hilcorp Energy Company	7.625	04/15/21	725,000	692,894	759,438
Huntington Ingalls Industries	7.125	03/15/21	750,000	781,000	735,000
International Automotive Component	9.125	06/01/18	375,000	375,000	335,625
Nexeo Solutions LLC	8.375	03/01/18	40,000	40,000	39,800
Northern Tier Energy LLC	1.000	12/01/17	675,000	704,530	722,250
Pittsburgh Glass Works, LLC	8.500	04/15/16	70,000	70,000	67,375
Reynolds Group Escrow, LLC	7.750	10/15/16	750,000	795,803	789,375
SandRidge Energy, Inc.	8.000	06/01/18	360,000	363,293	363,600
Seagate HDD Cayman	7.000	11/01/21	400,000	400,000	410,000
Valeant Pharmaceuticals International	6.750	10/01/17	70,000	69,682	69,913
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,876	869,000
Visteon Corporation	6.750	04/15/19	200,000	200,000	199,500
Total Bonds				10,102,199	10,071,379
Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	-	-
Total Convertible Preferred Stock				-	-

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

			Market
Corporate Restricted Securities: (A) (Continued)	Shares	Cost	Value

Preferred Stock - 0.04%
Ally Financial	143	$45,009	$102,509
TherOX, Inc. (B)	103	-	-
Total Preferred Stock		45,009	102,509

Common Stock - 0.00%
Touchstone Health Partnership (B)	1,168	-	-
Total Common Stock		-	-

Total Rule 144A Securities		10,147,208	10,173,888

Total Corporate Restricted Securities		$264,407,500	$247,479,648

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

	Interest	Maturity	Principal		Market
Corporate Public Securities - 8.81%: (A)	Rate	Date	Amount	Cost	Value

Bonds - 8.67%
Affinia Group, Inc.	9.000%	11/30/14	$50,000	$49,051	$49,500
Alere, Inc.	9.000	05/15/16	700,000	743,680	707,000
American Axle & Manufacturing Holding, Inc.	7.875	03/01/17	750,000	636,967	742,500
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	770,625
B E Aerospace, Inc.	6.875	10/01/20	850,000	871,154	926,500
Berry Plastics Corporation (C)	5.039	02/15/15	500,000	479,233	493,750
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	770,728	790,313
Chaparral Energy, Inc.	8.875	02/01/17	1,000,000	994,906	1,035,000
Chemtura Corporation	7.875	09/01/18	500,000	530,446	515,000
Clean Harbors, Inc.	7.625	08/15/16	60,000	62,366	63,750
Cooper-Standard Automotive	8.500	05/01/18	750,000	800,903	784,688
Crosstex Energy L.P.	8.875	02/15/18	225,000	221,108	245,813
Energy Future Holdings	10.000	01/15/20	400,000	403,111	420,000
Energy Transfer Equity LP	7.500	10/15/20	100,000	100,000	109,250
Evertec, Inc.	11.000	10/01/18	585,000	604,165	596,700
Fidelity National Information	7.625	07/15/17	100,000	100,000	108,250
Fidelity National Information	7.875	07/15/20	125,000	125,000	135,000
HCA Holdings, Inc.	7.750	05/15/21	1,000,000	1,048,359	1,017,500
Headwaters, Inc.	7.625	04/01/19	850,000	850,233	752,250
Health Management Association	6.125	04/15/16	750,000	774,333	776,250
Inergy, L.P.	7.000	10/01/18	200,000	200,000	203,000
Landry’s Restaurants, Inc.	11.625	12/01/15	165,000	174,630	173,663
Libbey Glass, Inc.	10.000	02/15/15	113,000	116,945	120,910
Mediacom Broadband LLC	8.500	10/15/15	750,000	768,398	772,500
Michael Foods, Inc.	9.750	07/15/18	75,000	75,000	78,938
Nexstar Broadcasting Group, Inc.	8.875	04/15/17	175,000	174,091	179,375
NRG Energy, Inc.	8.500	06/15/19	750,000	774,928	761,250
Omnicare, Inc.	7.750	06/01/20	75,000	75,000	80,531
Pinnacle Foods Finance LLC	9.250	04/01/15	300,000	305,978	307,875
Precision Drilling Corporation	6.625	11/15/20	750,000	774,618	766,875
Pregis Corporation	12.375	10/15/13	1,000,000	994,341	955,000
Quebecor Media, Inc.	7.750	03/15/16	1,050,000	1,005,948	1,078,875
Quiksilver, Inc.	6.875	04/15/15	315,000	297,824	292,556
RailAmerica, Inc.	9.250	07/01/17	240,000	232,509	262,200
Spectrum Brands, Inc.	9.500	06/15/18	125,000	123,528	136,719
Sprint Nextel Corporation	6.000	12/01/16	1,000,000	1,028,496	830,000
Tekni-Plex, Inc.	8.750	11/15/13	579,000	580,957	493,598

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

			Share or
	Interest	Maturity	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Thermadyne Holdings Corporation	9.000%	12/15/17	$750,000	$800,944	$776,250
Tomkins, Inc.	9.250	10/01/18	297,000	297,000	329,299
Trimas Corporation	9.750	02/01/15	75,000	73,767	81,375
Tutor Perini Corporation	7.625	11/01/18	700,000	720,864	661,500
United Rentals, Inc.	10.875	06/15/16	125,000	122,330	138,750
Venoco, Inc.	8.875	02/15/19	500,000	509,768	450,000
Total Bonds				21,143,607	20,970,678

Common Stock - 0.14%
Bally Total Fitness Holding Corporation (B) (F)			29	$2	$7
Chase Packaging Corporation (B)			9,541	-	572
Intrepid Potash, Inc. (B)			365	11,680	8,260
Nortek, Inc. (B)			175	1	4,578
Rue21, Inc. (B)			650	12,350	14,040
Supreme Industries, Inc. (B)			125,116	267,319	313,541
Total Common Stock				291,352	340,998

Total Corporate Public Securities				$21,434,959	$21,311,676
	Interest	Maturity	Principal		Fair
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value

Commercial Paper - 1.76%
Glencore Funding LLC	0.650%	01/03/12	$950,000	$949,966	$949,966
Ryder System, Inc.	0.400	01/03/12	3,307,000	3,306,926	3,306,926
Total Short-Term Securities				$4,256,892	$4,256,892
Total Investments	112.86%			$290,099,351	$273,048,216
Other Assets	3.99				9,649,564
Liabilities	(16.85)				(40,754,246)
Total Net Assets	100.00%				$241,943,534

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of December 31, 2011.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2011, the value of these securities amounted to $237,305,760 or 98.08% of net assets.
(F)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^	Effective yield at purchase
PIK -	Payment-in-kind

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE - 4.09%		BROADCASTING & ENTERTAINMENT - 0.2%
A E Company, Inc.	$3,030,372	HOP Entertainment LLC	$-
B E Aerospace, Inc.	926,500	Nexstar Broadcasting Group, Inc.	179,375
Merex Holding Corporation	1,422,468	Sundance Investco LLC	-
Visioneering, Inc.	1,345,943	Workplace Media Holding Company	308,950
Whitcraft Holdings, Inc.	3,160,414		488,325
	9,885,697	BUILDINGS & REAL ESTATE - 2.72%
AUTOMOBILE - 7.03%		K W P I Holdings Corporation	2,965,103
American Axle & Manufacturing Holding, Inc.	742,500	Sunrise Windows Holding Company	2,829,460
Audatex North America, Inc.	252,500	TruStile Doors, Inc.	118,933
Avis Budget Car Rental	770,625	Tutor Perini Corporation	661,500
Cooper-Standard Automotive	784,688		6,574,996
F H Equity LLC	3,211,893	CHEMICAL, PLASTICS & RUBBER - 1.23%
International Automotive Component	335,625	Capital Specialty Plastics, Inc.	1,190,167
J A C Holding Enterprises, Inc.	2,265,742	Nicoat Acquisitions LLC	1,794,834
Jason Partners Holdings LLC	48,185		2,985,001
K & N Parent, Inc.	2,990,571	CONSUMER PRODUCTS - 10.59%
Nyloncraft, Inc.	2,453,518	Aero Holdings, Inc.	3,038,515
Ontario Drive & Gear Ltd.	1,763,263	Bravo Sports Holding Corporation	1,140,796
Pittsburgh Glass Works, LLC	67,375	Custom Engineered Wheels, Inc.	2,312,422
Qualis Automotive LLC	782,265	Handi Quilter Holding Company	1,504,666
Tomkins, Inc.	329,299	K N B Holdings Corporation	4,459,043
Visteon Corporation	199,500	Manhattan Beachwear Holding Company	3,521,173
	16,997,549	R A J Manufacturing Holdings LLC	2,904,131
BEVERAGE, DRUG & FOOD - 6.81%		Tranzonic Companies (The)	3,757,972
Eatem Holding Company	3,160,794	WP Supply Holding Corporation	2,977,914
F F C Holding Corporation	3,330,914		25,616,632
Golden County Foods Holding, Inc.	-	CONTAINERS, PACKAGING & GLASS - 5.14%
Hospitality Mints Holding Company	2,562,367	Berry Plastics Corporation	493,750
Landry’s Restaurants, Inc.	173,663	Chase Packaging Corporation	572
Michael Foods, Inc.	78,938	Flutes, Inc.	459,192
Snacks Parent Corporation	2,906,621	P K C Holding Corporation	3,578,626
Spartan Foods Holding Company	1,434,375	P P T Holdings LLC	3,259,066
Specialty Commodities, Inc.	2,828,457	Paradigm Packaging, Inc.	1,655,250
	16,476,129	Pregis Corporation	955,000
		Tekni-Plex, Inc.	493,598
		Vitex Packaging Group, Inc.	1,547,241
			12,442,295

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

DISTRIBUTION - 1.74%		ELECTRONICS - 1.71%
Duncan Systems, Inc.	$1,207,187	Barcodes Group, Inc.	$2,635,888
F C X Holdings Corporation	3,007,577	Connecticut Electric, Inc.	1,501,382
	4,214,764		4,137,270
DIVERSIFIED/CONGLOMERATE,		FINANCIAL SERVICES - 1.81%
MANUFACTURING - 16.22%		Ally Financial	102,509
A H C Holding Company, Inc.	2,982,684	Community Choice Financial, Inc.	499,950
Arrow Tru-Line Holdings, Inc.	1,294,108	DPC Holdings LLC	2,998,961
C D N T, Inc.	1,334,263	Reynolds Group Escrow, LLC	789,375
F G I Equity LLC	3,412,926		4,390,795
G C Holdings	3,120,560	HEALTHCARE, EDUCATION &
Ideal Tridon Holdings, Inc.	3,003,173	CHILDCARE - 8.64%
K P H I Holdings, Inc.	3,015,948	Alere, Inc.	707,000
K P I Holdings, Inc.	2,568,585	American Hospice Management Holding LLC	4,230,281
LPC Holding Company	3,119,343	CHG Alternative Education Holding Company	2,365,802
MEGTEC Holdings, Inc.	709,633	Marshall Physicians Services LLC	1,527,008
Milwaukee Gear Company	3,124,574	SouthernCare Holdings, Inc.	2,997,120
Nortek, Inc.	4,578	Strata/WLA Holding Corporation	2,941,083
O E C Holding Corporation	1,480,970	Synteract Holdings Corporation	2,737,602
Postle Aluminum Company LLC	5,043,354	Touchstone Health Partnership	-
Trimas Corporation	81,375	Wheaton Holding Corporation	3,399,509
Truck Bodies & Equipment International	2,194,064		20,905,405
Xaloy Superior Holdings, Inc.	2,755,876	HOME & OFFICE FURNISHINGS, HOUSEWARES &
	39,246,014	DURABLE CONSUMER PRODUCTS - 5.52%
DIVERSIFIED/CONGLOMERATE,		Connor Sport Court International, Inc.	2,420,406
SERVICE - 8.01%		H M Holding Company	342,550
A S C Group, Inc.	3,317,194	Home Décor Holding Company	489,872
A W X Holdings Corporation	661,500	Libbey Glass, Inc.	120,910
Advanced Technologies Holdings	1,185,133	Monessen Holding Corporation	-
Affinia Group, Inc.	49,500	Quiksilver, Inc.	292,556
Apex Analytix Holding Corporation	2,487,344	Royal Baths Manufacturing Company	572,708
Associated Diversified Services	1,807,894	Spectrum Brands, Inc.	136,719
Clough, Harbour and Associates	2,729,906	Stanton Carpet Holding Company	1,999,141
Crane Rental Corporation	2,202,311	Transpac Holding Company	1,790,736
Insurance Claims Management, Inc.	420,257	U-Line Corporation	1,180,260
Mail Communications Group, Inc.	1,429,009	U M A Enterprises, Inc.	2,442,342
Nexeo Solutions LLC	39,800	Wellborn Forest Holding Company	1,565,074
Northwest Mailing Services, Inc.	3,044,234		13,353,274
Pearlman Enterprises, Inc.	-
	19,374,082

Babson Capital Corporate Investors

consolidated schedule of investments (continued)
December 31, 2011

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

LEISURE, AMUSEMENT & ENTERTAINMENT - 1.58%		NATURAL RESOURCES - 0.66%
Bally Total Fitness Holding Corporation	$7	Arch Coal, Inc.	$260,888
Savage Sports Holding, Inc.	3,815,909	Georgia Gulf Corporation	200,925
	3,815,916	Headwaters, Inc.	752,250
MACHINERY - 8.72%		Intrepid Potash, Inc.	8,260
A S A P Industries LLC	1,781,589	SandRidge Energy, Inc.	363,600
Arch Global Precision LLC	2,970,286		1,585,923
E S P Holdco, Inc.	2,698,359	OIL & GAS - 4.97%
M V I Holding, Inc.	1,366,806	Calumet Specialty Products Partners L.P.	720,000
Motion Controls Holdings	3,141,461	Chaparral Energy, Inc.	1,035,000
NetShape Technologies, Inc.	1,316,532	Coffeyville Resources LLC	57,240
Pacific Consolidated Holdings LLC	915,997	Energy Transfer Equity LP	109,250
Power Services Holding Company	2,929,972	Goodrich Petroleum Corporation	360,000
R E I Delaware Holding, Inc.	2,891,653	Hilcorp Energy Company	759,438
Supreme Industries, Inc.	313,541	International Offshore Services LLC	1,275,000
Thermadyne Holdings Corporation	776,250	MBWS Ultimate Holdco, Inc.	5,766,796
	21,102,446	Northern Tier Energy LLC	722,250
MEDICAL DEVICES/BIOTECH - 5.46%		Precision Drilling Corporation	766,875
Chemtura Corporation	515,000	Venoco, Inc.	450,000
Coeur, Inc.	1,298,823		12,021,849
E X C Acquisition Corporation	81,330	PHARMACEUTICALS - 1.7%
ETEX Corporation	-	CorePharma LLC	3,186,011
Evertec, Inc.	596,700	Valeant Pharmaceuticals International	938,913
HCA Holdings, Inc.	1,017,500		4,124,924
Health Management Association	776,250	PUBLISHING/PRINTING - 0.56%
MedSystems Holdings LLC	1,408,556	Newark Group, Inc.	273,479
MicroGroup, Inc.	671,403	Quebecor Media, Inc.	1,078,875
NT Holding Company	3,253,621		1,352,354
OakRiver Technology, Inc.	617,289	RETAIL STORES - 0.19%
Omnicare, Inc.	80,531	Pinnacle Foods Finance LLC	307,875
Precision Wire Holding Company	2,888,299	Rue21, Inc.	14,040
TherOX, Inc.	-	United Rentals, Inc.	138,750
	13,205,302		460,665
MINING, STEEL, IRON & NON-PRECIOUS
METALS - 0.83%
FMG Resources	757,500
Glencore Funding LLC	949,966
T H I Acquisition, Inc.	300,140
	2,007,606

2011 Annual Report

consolidated schedule of investments (continued)
December 31, 2011

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

TECHNOLOGY - 1.8%		UTILITIES - 1.01%
Fidelity National Information	$243,250	Calpine Corporation	$802,500
First Data Corporation	799,000	Crosstex Energy L.P.	245,813
Seagate HDD Cayman	410,000	Energy Future Holdings	420,000
Sencore Holding Company	-	Inergy, L.P.	203,000
Smart Source Holdings LLC	2,901,558	NRG Energy, Inc.	761,250
	4,353,808		2,432,563
TELECOMMUNICATIONS - 1.55%		WASTE MANAGEMENT/POLLUTION - 0.53%
All Current Holding Company	1,357,916	Clean Harbors, Inc.	63,750
CCO Holdings Capital Corporation	790,313	Terra Renewal LLC	1,221,777
Mediacom Broadband LLC	772,500	Torrent Group Holdings, Inc.	-
Sprint Nextel Corporation	830,000		1,285,527
	3,750,729
TRANSPORTATION - 1.84%		Total Investments - 112.86%	$273,048,216
Huntington Ingalls Industries	735,000
NABCO, Inc.	156,250
RailAmerica, Inc.	262,200
Ryder System, Inc.	3,306,926
	4,460,376

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

notes to consolidated financial statements

1.	History
immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act. Restricted securities that are valued using public information, such as observable trades or market quotations, are reflected as restricted securities at market value. Valuation of securities in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available.

The value of restricted securities at fair value, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered in the valuation of debt and equity securities at fair value are the results of various valuation methods, which may include comparable company valuation analyses, discounted future cash flow models and recent private transactions. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the portfolio company's earnings, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities with similar characteristics, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. Consideration is also given to corporate governance, marketability, company and industry results and outlooks, and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security. All of these factors are in accordance with the authoritative guidance on fair value measurements under U.S. GAAP. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

Babson Capital Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Effective December 16, 2011, the Trust's name was changed to Babson Capital Corporate Investors. Prior to December 16, 2011, the Trust's name was MassMutual Corporate Investors. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A. Valuation of Investments:
Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities (public securities), which may be effected

2011 Annual Report

notes to consolidated financial statements (continued)

The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $237,305,760 (98.08% of net assets) as of December 31, 2011 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2011, subject to discount where appropriate, and are approved by the Trustees.

Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets of  December 31, 2011:

Assets:	Total	Level 1	Level 2	Level 3

Restricted Securities
Corporate Bonds	$200,289,194	$-	$10,071,379	$190,217,815
Common Stock - U.S.	21,607,181	-	-	21,607,181
Preferred Stock	12,377,703	-	102,509	12,275,194
Partnerships and LLCs	13,205,570	-	-	13,205,570
Public Securities
Corporate Bonds	20,970,678	-	20,970,678	-
Common Stock - U.S.	340,998	340,991	-	7
Short-term Securities	4,256,892	-	4,256,892	-
Total	$273,048,216	$340,991	$35,401,458	$237,305,767

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers between Level 1 and Level 2 assets during the year.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2010	Accrued discounts/ premium	Total gains or (losses) realized/ unrealized	Purchases	Sales	Transfers in and/or out of Level 3	Ending balance at 12/31/2011	Unrealized gains & (losses) in net income from assets still held

Restricted Securities
Corporate Bonds	$190,859,745	$1,400,324	$(11,441,891)	$43,742,935	$(34,343,298)	$-	$190,217,815	$(9,194,443)
Common Stock - U.S.	14,856,116	-	7,438,000	2,620,092	(3,307,027)	-	21,607,181	6,420,578
Preferred Stock	9,311,982	-	1,741,680	1,241,174	(19,642)	-	12,275,194	1,722,038
Partnerships and LLCs	8,555,269	-	5,060,634	2,159,209	(2,569,542)	-	13,205,570	3,610,866
Public Securities
Common Stock - U.S.	-	-	7	-	-	-	7	7
	$223,583,112	$1,400,324	$2,798,430	$49,763,410	$(40,239,509)	$-	$237,305,767	$2,559,046

Babson Capital Corporate Investors

notes to consolidated financial statements (continued)

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2011, the Trust had a net realized taxable long-term capital gain balance of $1,046,590 which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has incurred income tax expense of $366,307 and $3,341 respectively, on the Statement of Operations related to the 2011 and 2010 retained realized long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2011, the Trust increased undistributed net investment income by $491,072, decreased accumulated net realized gains by $51,106, increased retained net realized gain on investments, prior years by $119,135 and decreased additional paid in capital by a total of $559,101 to more accurately display the Trust's capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated statement of operations for the year end December 31,2011 were as follows:

Income tax expense (benefit)

Current:
Federal	$(56,296)
State	74,166
Total current	17,870
Deferred:
Federal	346,989
State	176,829
Total deferred	523,818
Total income tax expense from continuing operations	$541,688

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31,2011 we as follows:

Deferred tax assets:
Net operating loss	$41,968
Total deferred tax assets	41,968
Less valuation allowance	(41,968)
Deferred tax asset	-

Deferred tax liabilities:
Unrealized gain on investments	993,735
Total deferred tax liabilities	993,735
Net deferred tax liability	$(993,735)

2011 Annual Report

notes to consolidated financial statements (continued)

Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2011.

A reconciliation of the differences between the Subsidiary Trust's income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2011 is as follows:

The tax character of distributions declared during the years ended December 31, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$25,674,962	$20,357,960
Long-term Capital Gains	$-	$-

3. Investment Services Contract
A. Services:
	Amount	Percentage
Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and book keeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4.   Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2011, the Trust incurred total interest expense on the Note of $1,584,000.

Provision for income taxes at the U.S. federal rate	$370,800	35.00%
State tax, net of federal effect	37,875	3.58%
Change in valuation allowance	41,968	3.96%
Rate revaluation	73,175	6.90%
Other	17,870	1.69%
Income tax expense	$541,688	51.13%

Each of the Trust's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E.  Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust's undistributed net investment income, undistributed net capital gain, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other Fund investments, if any, at December 31, 2011, each of which determined on a U.S. federal tax basis:

Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

$2,423,757	$625,836	$-0-	$(16,205,005)

Babson Capital Corporate Investors

notes to consolidated financial statements
December 31, 2011

5. Purchases and Sales of Investments			7. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2011, the Trust paid its Trustees aggregate remuneration of $354,000. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2011, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2011, other than amounts payable to Babson Capital pursuant to the Contract.

8.   Certifications
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

9.  Subsequent Events
The Trust has evaluated the possibility of subsequent events existing in this report through February 27, 2012. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

	For the year ended 12/31/2011
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$62,979,600	$46,477,674

Corporate public securities	9,761,750	9,483,683

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2011. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2011 is $17,051,135 and consists of $27,431,613 appreciation and $44,482,748 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $993,735 on net unrealized gains on the CI Subsidiary Trust.

6. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2011
	Amount	Per Share
Investment income	$7,749,271
Net investment income	6,390,431	$0.34
Net realized and unrealized gain on investments (net of taxes)	2,457,551	0.13

	June 30, 2011
	Amount	Per Share
Investment income	$8,497,911
Net investment income	7,090,842	$0.37
Net realized and unrealized gain on investments (net of taxes)	2,583,438	0.14

	September 30, 2011
	Amount	Per Share
Investment income	$7,469,197
Net investment income	6,079,008	$0.32
Net realized and unrealized gain on investments (net of taxes)	(975,066)	(0.05)

	December 31, 2011
	Amount	Per Share
Investment income	$6,284,763
Net investment income	4,856,945	$0.26
Net realized and unrealized gain on investments (net of taxes)	(876,135)	(0.05)

2011 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111
The Shareholders and Board of Trustees of Babson Capital Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Corporate Investors as of December 31, 2011, the results of their consolidated operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 27, 2012

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Clifford M. Noreen* (54) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 2009) / Nominee Chairman (since 2009)	Term expires 2012	President (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
President (since 2009), Senior Vice President (19962009), HYP Management LLC (LLC Manager); Director (since 2005), MassMutual Corporate Value Limited (investment company); Director (since 2005), MassMutual Corporate Value Partners Limited (investment company); Senior Vice President (1996-2008), MMHC Investment LLC (passive investor); Managing Director (2006-2009), MassMutual Capital Partners LLC (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005); President (20052009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman (since 2009), Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Babson Capital Participation Investors (closed-end investment company advised by Babson Capital); and Member of Investment Committee (since 1999), Diocese of Springfield.

*
Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Act of 1940, as amended) because of his position as an officer of each Trust and President of Babson Capital.

2011 Annual Report

INTERESTED TRUSTEES

Robert E. Joyal* (67) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 2003)	Term expires 2013	President (2001-2003) of Babson Capital.	67
President (1999-2003) and Trustee (since 2003), of the Trust; Director (since 2006), Jefferies Group, Inc. (financial services); Director (20032010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds, (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (1998-2003), Senior Vice President (1998-2001) and President (2001-2003), CI Subsidiary Trust and PI Subsidiary Trust; and President (1999-2003), Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company advised by Babson Capital).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

Babson Capital Participation Investors

INTERESTED TRUSTEES

William J. Barrett (72) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 2006) / Nominee	Term expires 2012	President (since 2010) WJ Barrett Associates, Inc.; President (2002-2010), Barrett-Gardner Associates, Inc.	2
Trustee (since 2006), Babson Capital Participation Investors (a closed-end investment company advised by Babson Capital); Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (since 2000), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President, Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Donald E. Benson (81) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 1986)	Term expires 2013	Executive Vice President and Director (since 1992), Marquette Financial Companies (financial services); Partner (since 1996), Benson Family Limited Partnership No. 1 and Benson Family Limited Partnership No. 2 (investment partnerships).	2	Director (1997-2008), MAIR Holdings, Inc. (commuter airline holding company); Director (since 1997), First California Financial Group, Inc. (bank holding company); and Trustee (since 1988), Babson Capital Participation Investors (closed-end investment company advised by Babson Capital).

2011 Annual Report

INTERESTED TRUSTEES

Michael H. Brown (55) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 2005)	Term expires 2014	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2
Trustee (since 2005), Babson Capital Participation Investors (a closed-end investment company advised by Babson Capital); Independent Director (since 2006), Invicta Holdings LLC and its subsidiaries (a derivative trading company).

Donald Glickman (78) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 1992)	Term expires 2013	Chairman (since 1992), Donald Glickman and Company, Inc. (private investments); and Partner (since 1992), J.F. Lehman & Co. (private investments).	2
Director (since 1984), Monro Muffler and Brake, Inc. (automobile repair service); Lead Director (1998 - 2009), MSC Software Corp. (simulation software); and Trustee (since 1992), Babson Capital Participation Investors (closed-end investment company advised by Babson Capital).

Babson Capital Participation Investors

INTERESTED TRUSTEES

Martin T. Hart (76) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 1991) / Nominee	Term expires 2012	Private Investor; and President and Director (since 1983), H Investment Company LLC (family partnership).	2
Director (since 2004), Texas Roadhouse, Inc. (operates restaurant chain); Director (since 1999), ValueClick Inc. (internet advertising company); Director (2002 - 2009), Spectranetics Corp. (medical device company); and Trustee (since 1991), Babson Capital Participation Investors (closed-end investment company advised by Babson Capital).

Maleyne M. Syracuse (55) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee (since 2007)	Term expires 2014	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investments and banking)	2	Trustee (since 2007), Babson Capital Participation Investors (a closed-end investment company advised by Babson Capital); Managing Director (19842000), Deutsche Bank/Bankers Trust Company.

2011 Annual Report

OFFICERS OF THE TRUST

Michael L. Klofas (51) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
President (since 2009),Vice President (1998-2009) of the Trust; Managing Director (since 2000), Babson Capital; President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2009), Vice President (1998-2009), Babson Capital Participation Investors.

Christopher A. DeFrancis (45) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Secretary	Since 2010	Vice President and Secretary (since 2010) and Associate Secretary (2008-2010) of the Trust; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010) and Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010) and Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust; and Vice President and Secretary (since 2010) and Associate Secretary (2008-2010), Babson Capital Participation Investors.

James M. Roy (49) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005	Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the Trust; Managing Director (since 2005), and Director (2000-2005), Babson Capital; Trustee (since 2005), Treasurer (since 2005), and Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust; and Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005) and Associate Treasurer (1999-2003), Babson Capital Participation Investors.

John T. Davitt, Jr. (44) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Comptroller	Since 2001	Comptroller (since 2001) of the Trust; Director (since 2000), Babson Capital; Controller (since 2005), CI Subsidiary Trust and PI Subsidiary Trust; and Comptroller (since 2001), Babson Capital Participation Investors.

Melissa M. LaGrant (38) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006	Chief Compliance Officer (since 2006) of the Trust; Managing Director (since 2005), Babson Capital; Vice President and Senior Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; Assistant Vice President-Business Risk Management Group (2002-2003), and Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management; and Chief Compliance Officer (since 2006), Babson Capital Participation Investors.

Daniel J. Florence (39) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008	Treasurer (since 2008), Associate Treasurer (2006-2008) of the Trust; Associate Director (since 2008), and Analyst (2000-2008), Babson Capital; and Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Participation Investors.

Babson Capital Corporate Investors

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2011 Annual Report

Members of the Board of Trustees
Left to right:

Donald Glickman Chairman,
Donald Glickman & Company, Inc.

Robert E. Joyal
Retired President,
Babson Capital Management LLC

William J. Barrett
President,
WJ Barrett Associates, Inc.

Michael H. Brown*
Private Investor

Donald E. Benson*
Executive Vice President
and Director,
Marquette Financial Companies

Clifford M. Noreen
President,
Babson Capital Management LLC

Martin T. Hart
Private Investor

Maleyne M. Syracuse*
Private Investor

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President & Secretary

Sean Feeley
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer

Babson Capital Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors
2011 Annual Report

CI5869

ITEM 2.  CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
Audit Fees	$61,500	$52,500
Audit-Related Fees	0	0
Tax Fees	44,100	44,100
All Other Fees	0	0
Total Fees	$105,600	$96,600

Non-Audit Fees Billed to Babson Capital and MassMutual

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
Audit-Related Fees	$928,575	$1,040,600
Tax Fees	9,000	64,704
All Other Fees	0	0
Total Fees	$937,575	$1,105,304

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants.  During 2011, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2010 and 2011 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2010 fees billed represent final 2010 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2011 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2011 Annual Form N-CSR, but are now properly included in the 2010 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown and Maleyne M. Syracuse.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

Summary of Babson Capital's Proxy Voting Policy

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, Babson Capital has engaged a proxy service provider (the "Service Provider"). The Service Provider is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider has retained the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxy voting. It is Babson Capital's Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider, or, in cases where the Research Provider has not made any recommendations with respect to a proxy, in accordance with the Research Provider's proxy voting guidelines (the "Guidelines"). If a proxy involves an issue on which the Research Provider has not made a recommendation or has not addressed in the Guidelines, it will be analyzed on a case-by-case basis.

Babson Capital recognizes, however, that there may be times when Babson Capital determines that it may be in the best interest of clients holding the securities to (1) vote against the Research Provider's recommendations or (2) in cases where the Research Provider has not provided Babson Capital with any recommendations with respect to a proxy, vote against the Research Provider's Guidelines. Babson Capital may vote, in whole or in part, against the Research Provider's recommendations or the Research Provider's Guidelines, as applicable. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines have been made in the best interest of clients and are not the result of any material conflict on interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Proxy Voting Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's (or such person's) independence or judgment concerning how to vote proxies.

Summary of Babson Capital's Proxy Voting Procedures

Babson Capital will vote all client proxies for which it has proxy voting discretion in accordance with the Research Provider's recommendations or Guidelines, unless (i) a person authorized by the Best Execution and Proxy Committee (each a "Proxy Analyst"), the Best Execution and Proxy Committee or a designated member of the Best Execution and Proxy Committee, as applicable, determines that it is in the client's best interest to vote against the Research Provider's recommendation or Guidelines or (ii) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy. In these cases: if (i) a Proxy Analyst recommends that a proxy should be voted against the Research Provider's recommendation or Guidelines, (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or by a person designated by Babson Capital's Executive Committee Chair (the "Proxy Administrator"), the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Best Execution and Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Best Execution and Proxy Committee member has identified a Material Conflict personal to him or herself or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Best Execution and Proxy Committee, which may authorize a vote against the Research Provider's recommendation or Guidelines only if the Best Execution and Proxy Committee determines that such vote is in the client's best interests.

Nothing herein shall preclude Babson Capital from splitting a vote among different advisory clients in those cases where Babson Capital deems it appropriate.

No associate, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Best Execution and Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Proxy Voting Policy shall be reported to a Best Execution and Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

Obtaining a Copy of the Proxy Voting Policy

Clients may obtain a copy of Babson Capital's Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of MassMutual Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Private Finance Group and manages Babson Capital's Mezzanine Investment and Private Equity Investments Team, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

Mr. Spencer is a Vice President of the Registrant and a Managing  Director of Babson Capital who also manages Babson Capital's Mezzanine and Private Equity Investments Team. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University.  Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

			NUMBER OF
			ACCOUNTS	APPROXIMATE
		TOTAL	WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	1	$120.3 million	0	N/A
Clifford M.	Investment
Noreen (B)	Companies

	Other Pooled	7	$223.3 million	7	$223.3 million
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts

	Registered	3	$419.9 million	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	2	$1.7 billion	2	$1.7 billion
	Investment
	Vehicles

	Other	3	$339.4 million	0	N/A
	Accounts (C)

	Registered	1	$120.3 million	0	N/A
Michael P.	Investment
Hermsen (D)	Companies

	Other Pooled	6	$1.2 billion	6	$1.2 billion
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$120.3 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$120.3 million	0	N/A
Richard E.	Investment
Spencer, II	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

(A)	Account asset size has been calculated as of December 31, 2011.

(B)
Mr. Noreen, as head of Babson Capital’s Fixed Income Group, has overall responsibility for investment grade publicly traded assets, including corporate debt securities, as well as structured credit products managed by Babson Capital.  Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Fixed Income Group.

(C)
Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

(D)	Mr. Hermsen, as head of Babson Capital’s Private Finance Group, has overall responsibility for public and private bonds, mezzanine and private equity investments.

(E)
Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts.  Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates:  Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients.  Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients.  Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction.  To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades:  Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client.  Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee.  As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee.  To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements.  Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

Loan Origination Transactions:  While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication.  Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate.  Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations.  As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests.  To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers.  While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients:  Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates.  Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer.  Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer.  Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds.  Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds.  Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment:  Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds.  If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund.  To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account.  Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts:  As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates.  The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation:  Such potential conflicts include those relating to allocation of investment opportunities.  For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by multiple accounts.  A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account.  As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual.  These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities.  To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts.  In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts.  Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales:  Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection.  Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage.  It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage.  For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security.  To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors:  Potential material conflicts of interest may also arise if a trade error occurs in a client account.  A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account.  When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades.  In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage:  With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction.  Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker.  In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts.  Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved.  In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2011, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Clifford M. Noreen	Over $1,000,000
Sean Feeley	None
Michael P. Hermsen	$100,001-$500,000
Michael L. Klofas	$100,001-$500,000
Richard E. Spencer II	$10,001-$50,000

*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan").  The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participation in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 9, 2012

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 9, 2012